SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 8, 2011
Date of Report (Date of earliest event reported)

GUINNESS EXPLORATION, INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-53375
(Commission File Number)

98-0465540
 (IRS Employer Identification Number)

Suite 12E, 156 Vincent Street, Auckland City 1010, New Zealand
 (Address of principal executive offices)

509.252.9157
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

Guinness Exploration Inc. (“Guinness”), 'OTC-BB: GNXP', reported today its partner Ansell Capital Corp. (“Ansell”), 'TSX: ACP', has received the second set of assays from the 2011 summer drilling program on the Charlotte Project in the Mount Nansen area of the Yukon Territory, Canada.

Highlighting the assay analysis by Ansell is their finding that:

"Drilling this year has intersected broad well-mineralized zones, enhancing the potential for a bulk mineable deposit to be hosted on the property."

The full press release issued today by Ansell is as follows:

We are pleased to announce additional assay results from the summer 2011 drill program at the Charlotte gold project in the Tintina gold belt, Yukon.  In addition, we are reporting silver analyses for the drill holes previously reported with gold only (September 6, 2011).

Complete assays have now been received for sixteen of the twenty-one diamond drill holes completed on the Flex and Orloff King Zones at the Charlotte property located in the prolific Tintina belt. This includes 2766 metres of the total 3654 metres drilled.  Results of the remaining five holes are pending and will be reported when received.  Four of the remaining five holes were drilled on the Flex Zone and are off-sets of existing holes and one was drilled on the Orloff-King Zone.

Previous historical drilling by other operators in the general area returned encouraging results such as drill holes DDH-10-243, which contained an intersection of 28.9 metres averaging 5.06 grams per tonne (g/t) gold and DDH-10-248, which contained 8.60 metres averaging 5.00 g/t gold.

Drilling this year has intersected broad well-mineralized zones, enhancing the potential for a bulk mineable deposit to be hosted on the property.

Highlights include:

●	DDH-11-257 9.85 g/t Au, 191.4 g/t Ag over 23.05 m (including 37.91 g/t Au, 782.1 g/t Ag over 5.19 m)

●	DDH-11-254 3.38 g/t Au, 130.3 g/t At over 12.40 m

●	DDH-11-255 2.29 g/t Au, 63.1 g/t Ag over 18.45 m

●	DDH-11-259 3.00 g/t Au, 204.2 g/t Ag over 14.55 m

●	DDH-11-258 2.45 g/t Au, 76.4 g/t Ag over 12.50 m

●	DDH-11-262 11.71 g/t Au, 141.9 g/t Ag over 6.60 m

●	DDH-11-263 9.16 g/t Au, 488.3 g/t Ag over 3.20 m

Detailed results are shown in the following table:

Hole	From	To	Width	Au	Ag
	(m)	(m)	(m)	g/t	g/t
DDH-11-254		92.40	104.80	12.40	3.38	130.33
Az 060	includes	97.20	98.50	1.30	22.21	541.00
Dip -65
		118.00	125.30	7.30	1.11	38.70
Flex Zone
		148.60	154.00	5.40	3.09	57.77
	includes	150.60	154.00	3.40	4.45	89.34

DDH-11-255		108.10	111.00	2.90	1.03	16.37
Az 078
Dip -65		112.90	114.25	1.35	1.22	0.40

Flex Zone		118.15	136.60	18.45	2.29	63.06
	includes	126.00	133.50	7.50	5.14	150.55

DDH-11-256		23.30	27.90	4.60	0.41	1.30
Az 078
Dip -50		56.90	58.60	1.70	1.47	4.80

Flex Zone		71.15	81.10	9.95	3.83	69.90
	includes	77.50	81.10	3.60	7.63	74.52

		91.60	97.00	5.40	1.13	43.48
	includes	93.00	93.50	0.50	9.64	302.00

DDH-11-257		20.12	22.12	2.00	0.80	10.75
Az 038
		30.30	53.35	23.05	11.04	191.38
Flex Zone	includes	47.66	52.85	5.19	37.91	782.06

DDH-11-258		29.82	32.90	3.08	3.29	7.36
Az 045	includes	31.80	32.90	1.10	8.26	11.30
Dip -52
		50.90	63.40	12.50	2.45	76.38
Flex Zone	includes	57.90	63.40	5.50	4.31	155.71
	includes	61.85	62.55	0.70	16.00	256.00

		69.20	77.15	7.95	1.78	44.89
	includes	75.00	75.90	0.90	10.30	200.00

		85.00	88.05	3.05	0.44	5.06

DDH-11-259		55.90	70.45	14.55	3.00	204.24
Az 079	includes	58.10	60.30	2.20	16.26	1242.27
Dip -50
		83.50	92.15	8.65	3.41	29.32
Flex Zone	includes	88.30	92.15	3.85	6.94	56.17
	includes	89.85	90.55	0.70	18.60	117.00

		120.20	122.70	2.50	1.64	12.34

		127.30	133.23	5.93	1.21	37.84
	includes	128.15	129.40	1.25	4.56	160.95

Hole		From	To	Width	Au	Ag
		(m)	(m)	(m)	g/t	g/t
DDH-11-260b		45.12	63.41	18.29	1.45	4.70
Az 071	includes	58.75	63.41	4.66	4.37	6.07
Dip -50
		119.00	126.70	7.70	3.10	119.72
Flex Zone	includes	121.65	122.95	1.30	16.21	689.50

		254.74	264.60	9.86	0.36	11.66

DDH-11-261	24.90	25.25	0.35	9.70	3.20
Az 045
Dip -50	53.10	69.00	15.90	0.89	8.83

Flex Zone	116.58	119.80	3.22	2.16	133.21

DDH-11-262		97.85	99.60	1.75	0.90	2.03
Az 045
Dip -50		107.40	114.00	6.60	11.71	141.87
Flex Zone	includes	107.40	108.60	1.20	62.80	771.00

DDH-11-263		17.35	21.85	4.50	1.52	6.76
Az 052
Dip -50		30.50	31.55	1.05	1.25	3.50

Flex Zone		82.50	85.70	3.20	9.16	488.25
	includes	83.85	84.30	0.45	60.90	3288.00

		93.70	105.50	11.80	0.52	11.95

		166.30	174.30	8.00	0.47	8.25

DDH-11-264	36.10	50.60	14.50	0.37	3.30
Az 045
Dip -50

Flex Zone

DDH-11-265		44.10	45.35	1.25	2.83	0.20
Az 075
Dip -65		117.45	120.85	3.40	1.01	58.85
	includes	117.45	118.25	0.80	2.40	181.00
Flex Zone
		132.80	139.30	6.50	1.00	20.85

DDH-11-266	37.00	39.94	2.94	0.81	0.65
Az 075
Dip -50	68.00	69.70	1.70	1.44	54.94

Flex Zone	77.70	78.50	0.80	3.65	9.70

	143.00	144.60	1.60	2.08	9.80

Hole	From	To	Width	Au	Ag
	(m)	(m)	(m)	g/t	g/t
DDH-11-267	9.90	15.90	6.00	0.46	4.21
Az 055
Dip -65	95.35	97.25	1.90	1.75	30.55

Orloff King Zone	104.20	104.85	0.65	2.08	8.51

	185.65	191.90	6.25	0.51	1.50

DDH-11-268	75.15	75.70	0.55	1.58	48.70
Az 065
Dip -50

Orloff King Zone	86.70	87.45	0.75	1.21	29.50

DDH-11-269	32.47	35.55	3.08	0.38	0.77
Az 230
Dip -50

Orloff King Zone	68.58	76.95	8.37	0.33	30.42

Laboratory analyses were performed by Acme Laboratories, of Vancouver.  Two analyses were received for one sample in DDH-11-257, and the average of the two has been used here.  It should be noted that no cutting of high grade samples has been applied.  At this time, the company has insufficient data to apply a cutting factor that is statistically relevant to this property.

Results are reported with down-hole widths.  The Flex zone dips steeply to the west or southwest.  With the holes being drilled perpendicular to the strike and with collar dips ranging from 50° to 65° from vertical, true widths will vary between 60% and 90% of down-hole widths.  For the Orloff King zone, there has been insufficient drilling to determine the average dip and thus the true widths.

Charlotte Property, Yukon
The property is located in the Whitehorse Mining District, Yukon, approximately 180 kilometres northwest of Whitehorse and 60 kilometres west of Village of Carmacks in the Yukon.

The property lies in a historic gold/silver mining district. Intense exploration activities have been carried out since 1899 in the area. Four distinct gold- and silver-mineralized zones (the Brown-McDade zone, the Webber zone, the Huestis zone and the Flex zone) have been identified and all but the Flex Zone have been mined historically. The last operator on the property was BYG Natural Resources Ltd.

The Webber, Huestis and Flex zones are located on the property. The Brown-McDade zone, which was mined by open-pit methods, is located on an adjacent property to the South East. Precious metal veins on the surface and underground have been mined by various operators including Pesco Silver Minerals Ltd. and BYG Natural Resources Ltd.

In 2008, a geophysical survey was conducted on the property with the aim of locating and evaluating the extent and nature of the mineralization in the district. The results of this survey have added to the understanding of the property geology and are being used to guide continuing exploration. Gold and silver mineralization occurs in northwest-trending shear zones hosted by metamorphic rocks. The metamorphic rocks have been cut by narrow and linear intrusive dikes and sills. Precious metal mineralization commonly occurs in quartz-sulphide vein systems within the shear zones and is associated primarily with pyrite and lesser arsenopyrite.

Chris M. Healey. P Geo, a director of Ansell, is the qualified person responsible for the technical information in this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUINNESS EXPLORATION, INC.

/s/ Alastair Brown
Alastair Brown,
President & Chief Executive Officer
Dated:  November 8, 2011